UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________
FORM 8-K
 ______________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2022
 ______________________________
D.R. Horton, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14122	75-2386963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1341 Horton Circle, Arlington, Texas 76011
(Address of principal executive offices)
(817) 390-8200
(Registrant’s telephone number, including area code)
 ______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	DHI	New York Stock Exchange
5.750% Senior Notes due 2023	DHI 23A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    Compensatory Arrangements of Certain Officers

After a thorough review of our executive compensation program, informed by feedback received during extensive outreach to stockholders in connection with our 2022 Annual Meeting and the results of our 2022 Advisory Vote on Executive Compensation, and after consulting with its independent compensation advisor, the Compensation Committee of the Company’s Board of Directors has approved the following changes to the Company’s fiscal 2022 executive compensation programs, effective immediately:

(i)Short-term incentives to the Chairman, CEO and Co-COOs will continue to be paid based on our Pre-Tax Income performance, with total payout amounts now based on reduced percentages of Pre-Tax Income and will be subject to a maximum annual payout cap set as a total dollar value. Payouts earned by the Chairman and CEO will be equally split between cash and company stock, with the equity portion of the award being subject to a 2-year holding period;
(ii)Long-term incentives will be a higher percentage of total target compensation for fiscal 2022 and beyond. Long-term incentives include both performance restricted stock units (PSUs) and time-based equity awards, with vesting schedules no shorter than 3 years; and
(iii)PSUs granted for fiscal 2022 will require a threshold and target performance ranking of no less than 6th place and 3rd place, respectively, relative to our peer group of nine companies, for the performance goals of relative return on investment, relative selling, general and administrative expense containment and relative gross profit. Historical grants had generally provided for a threshold and target payout at 9th and 5th place, respectively, thus the new target and threshold performance rankings require superior relative performance to earn these awards.

Our Compensation Committee believes that these updates will further strengthen the alignment of incentives with the interests of our stockholders and looks forward to future outreach with our stockholders on executive compensation matters.

Revised fiscal 2022 executive compensation agreements are attached as exhibits to this filing and are incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits
	10.1	Executive Compensation Notice and Summary – Chairman, CEO and Co-COOs.
	10.2	Form of Performance Restricted Stock Unit Agreement – Named Executive Officers.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D.R. Horton, Inc.
Date:	March 29, 2022	By:	/s/ THOMAS B. MONTAÑO
Thomas B. Montaño
Vice President and Corporate Secretary

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